UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09537

MFS CALIFORNIA MUNICIPAL FUND

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMIANNUAL REPORT

May 31, 2013

MFS® CALIFORNIA MUNICIPAL FUND

CCA-SEM

MFS® CALIFORNIA MUNICIPAL FUND

NYSE MKT Symbol: CCA

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

With the year almost half over, the global economy continues to grind forward slowly, weighed down by various austerity measures. The U.S. economy remains a steadying force with resilient consumers, who took the payroll tax increase in stride and did not seem fazed by the sequestration’s early impact. The U.S. housing market recovery remains robust. With U.S. consumer sentiment rising to multi-year highs, the country’s economic outlook remains positive, except for an anticipated mid-year sequestration-related slowdown. However, market volatility has been heightened, with renewed expectations of a shift in U.S. Federal Reserve policy and a tapering of its monthly bond-buying program.

Japan has been another bright spot, with signs of a turnaround prompted by “Abenomics,” the stimulus policies of Prime

Minister Shinzo Abe. Consumer and business sentiment have risen, along with prospects for exporters, who gain as a devalued yen means less expensive products overseas and boosted sales. The Japanese stock market advanced more than 30% from January through May. However, doubts remain over whether Abenomics will succeed in lifting Japan out of its long-term deflationary slump. The major deterrent to global growth remains the eurozone’s chronic contraction, which has weighed on that 17-member region. China has seen its factory activity decelerate, which is worrisome news for the country’s trading partners.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

July 17, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)(j)

Top five industries (i)
General Obligations – Schools	26.7%
Healthcare Revenue – Hospitals	26.3%
State & Local Agencies	17.5%
Water & Sewer Utility Revenue	16.5%
Tax Assessment	13.3%

Composition including fixed income credit quality (a)(i)
AA	52.6%
A	68.3%
BBB	26.9%
BB	4.8%
B	4.6%
Not Rated (j)	3.3%
Cash & Other	(60.5)%

Portfolio facts (i)
Average Duration (d)	15.6
Average Effective Maturity (m)	18.3 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(j)	For the purpose of managing the fund’s duration, the fund holds short treasury futures with a bond equivalent exposure of (9.0)%, which reduce the fund’s interest rate exposure but not its credit exposure.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

From time to time “Cash & Other Net Assets” may be negative due to the aggregate liquidation value of variable rate municipal term preferred shares, timing of cash receipts, and/or equivalent exposure from any derivative holdings.

Percentages are based on net assets as of 5/31/13.

The portfolio is actively managed and current holdings may be different.

PORTFOLIO MANAGERS’ PROFILES

Michael Dawson	—	Investment Officer of MFS; employed in the investment management area of MFS since 1998. Portfolio Manager of the Fund since June 2007.

Geoffrey Schechter	—	Investment Officer of MFS; employed in the investment management area of MFS since 1993. Portfolio Manager of the Fund since June 2007.

OTHER NOTES

The fund’s shares may trade at a discount or premium to net asset value. Shareholders do not have the right to cause the fund to repurchase their shares at net asset value. When fund shares trade at a premium, buyers pay more than the net asset value of underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s liquidation. As a result, the total return that is calculated based on the net asset value and New York Stock Exchange price can be different.

The fund’s monthly distributions may include a return of capital to shareholders to the extent that distributions are in excess of the fund’s net investment income and net capital gains, determined in accordance with federal income tax regulations. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder’s basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. Returns of shareholder capital have the effect of reducing the fund’s assets and increasing the fund’s expense ratio.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase common and/or preferred shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

PORTFOLIO OF INVESTMENTS

5/31/13 (unaudited)

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 167.4%
Issuer	Shares/Par	Value ($)
Airport Revenue - 8.3%
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “C”, BHAC, 5.25%, 2038	$750,000	$829,895
Orange County, CA, Airport Rev., “A”, 5%, 2031	190,000	207,746
San Diego County, CA, Regional Airport Authority Rev., “A”, 5%, 2021	500,000	581,265
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 2038	305,000	329,546
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 2030	285,000	310,850
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 2031	150,000	163,133
San Jose, CA, Airport Rev., “A-2”, 5.25%, 2034	440,000	475,966

		$2,898,401
General Obligations - General Purpose - 9.4%
Commonwealth of Puerto Rico, “A”, 5.5%, 2018	$370,000	$396,995
State of California, AMBAC, 6%, 2017	1,000,000	1,180,600
State of California, 5.25%, 2035	455,000	514,227
State of California, 5.5%, 2040	630,000	730,838
State of California, 5.25%, 2040	415,000	464,302

		$3,286,962
General Obligations - Schools - 26.3%
Alhambra, CA, Unified School District, “B”, ASSD GTY, 5.25%, 2028	$500,000	$568,500
Banning, CA, Unified School District (Election of 2006), “B”, ASSD GTY, 5.25%, 2033	500,000	552,340
Beaumont, CA, Unified School District (Election of 2008), Capital Appreciation, “C”, AGM, 0%, 2040	955,000	240,068
Chabot-Las Positas, CA, Community College (Election of 2004), “B”, AMBAC, 5%, 2030	60,000	67,616
El Camino, CA, Community College District (Election of 2002), “C”, 4%, 2037	550,000	562,265
Lake Tahoe, CA, Unified School District (Election of 2008), Capital Appreciation, AGM, 0%, 2045	515,000	206,278
Montebello, CA, Unified School District (Election of 2004), “A-1”, ASSD GTY, 5.25%, 2034	355,000	397,671
Napa Valley, CA, Unified School District, 5%, 2020	225,000	275,162
Peralta, CA, Community College District, AGM, 5%, 2016	500,000	565,640
Pittsburg, CA, Unified School District, “B”, AGM, 5.5%, 2034	500,000	563,350
Pomona, CA, Unified School District, “A”, NATL, 6.55%, 2029	1,000,000	1,288,220
San Diego County, CA, Southwestern Community College District (Election of 2008), “C”, 5%, 2040	370,000	401,409

Portfolio of Investments (unaudited) – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
General Obligations - Schools - continued
San Diego, CA, Community College (Election of 2002), 5.25%, 2033	$125,000	$143,419
San Joaquin, CA, Delta Community College District (Election of 2004), “B”, Capital Appreciation, AGM, 0%, 2018	400,000	359,708
Santee, CA, School District (Election of 2006), Capital Appreciation, “D”, ASSD GTY, 0%, 2043	765,000	154,308
Vallejo City, CA, Unified School District, “A”, NATL, 5.9%, 2025	500,000	552,395
Victor, CA, Elementary School District (Election of 2008), “A”, ASSD GTY, 5.125%, 2034	500,000	557,805
Washington, CA, Yolo County Unified School District (New High School Project), 5%, 2021	450,000	499,766
West Contra Costa, CA, Unified School District, “A”, NATL, 5.7%, 2023	500,000	627,210
West Covina, CA, Unified School District, “A”, NATL, 5.8%, 2021	500,000	585,275

		$9,168,405
Healthcare Revenue - Hospitals - 26.0%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Sharp Healthcare), 6.25%, 2039	$505,000	$584,911
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Sharp Healthcare), “A”, 5%, 2026	110,000	123,976
California Health Facilities Financing Authority Rev. (Cedars-Sinai Medical Center), 5%, 2034	250,000	264,240
California Health Facilities Financing Authority Rev. (Memorial Health Services), “A”, 5%, 2033	295,000	328,435
California Health Facilities Financing Authority Rev. (Scripps Health), “A”, 5%, 2032	525,000	571,715
California Health Facilities Financing Authority Rev. (Scripps Health), “A”, 5%, 2040	255,000	278,078
California Health Facilities Financing Authority Rev. (Sutter Health), “B”, 5.5%, 2020	500,000	621,250
California Health Facilities Financing Authority Rev. (Sutter Health), “B”, 5.875%, 2031	500,000	587,425
California Municipal Finance Authority, COP (Community Hospitals of Central California), 5.25%, 2027	250,000	267,360
California Statewide Communities Development Authority Rev. (Adventist), ASSD GTY, 5%, 2037	500,000	537,455
California Statewide Communities Development Authority Rev. (Catholic Healthcare West), “K”, ASSD GTY, 5.5%, 2041	1,000,000	1,089,130
California Statewide Communities Development Authority Rev. (Enloe Medical Center), “A”, CALHF, 5.5%, 2023	500,000	582,425
California Statewide Communities Development Authority Rev. (Huntington Memorial Hospital), 5%, 2035	535,000	560,621
California Statewide Communities Development Authority Rev. (Kaiser Permanente), “A”, 5%, 2042	455,000	491,682

Portfolio of Investments (unaudited) – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
California Statewide Communities Development Authority Rev. (Santa Ynez Valley Cottage Hospital), 5.25%, 2030	$260,000	$293,244
California Statewide Communities Development Authority Rev. (Sutter Health), “A”, 5%, 2032	610,000	664,839
California Statewide Communities Development Authority Rev. (Trinity Health Corp.), 5%, 2041	450,000	492,971
Santa Clara County, CA, Financing Authority Rev. (El Camino Hospital), AMBAC, 5.125%, 2041	400,000	415,344
Upland, CA, COP (San Antonio Community Hospital), 6.375%, 2032	250,000	295,980

		$9,051,081
Healthcare Revenue - Long Term Care - 2.9%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Episcopal Senior Communities), 6.125%, 2041	$150,000	$173,480
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Eskaton Properties, Inc.), 5%, 2035	230,000	242,041
California Statewide Communities Development Authority Rev. (Episcopal Communities & Services for Seniors Obligated Group), 5%, 2047	315,000	334,105
California Statewide Communities Development Authority Rev. (Eskaton Properties, Inc.), 5.25%, 2034	230,000	245,518

		$995,144
Miscellaneous Revenue - Other - 3.0%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Jackson Lab), 5%, 2037	$400,000	$428,284
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Jackson Lab), 5.75%, 2037	385,000	435,793
California Infrastructure & Economic Development Bank Rev. (Walt Disney Family Museum), 5.25%, 2033	160,000	174,293

		$1,038,370
Port Revenue - 4.1%
Alameda Corridor Transportation Authority, California Rev., “A”, AGM, 5%, 2028	$305,000	$350,033
Port of Oakland, CA, Rev., “P”, 5%, 2033	1,000,000	1,068,080

		$1,418,113
Sales & Excise Tax Revenue - 1.9%
California Economic Recovery, “A”, 5%, 2020	$250,000	$295,978
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, AMBAC, 0%, 2054	1,280,000	111,014

Portfolio of Investments (unaudited) – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Convertible Capital Appreciation, “A”, 0% to 2016, 6.75% to 2032	$250,000	$258,715

		$665,707
Single Family Housing Revenue - Local - 0.0%
California Rural Home Mortgage Finance Authority Rev., Mortgage Backed Securities Program, “A”, GNMA, 6.35%, 2029	$5,000	$5,149

Single Family Housing - Other - 1.5%
California Department of Veterans Affairs, Home Purchase Rev., “A”, 4.5%, 2028	$500,000	$533,505

Single Family Housing - State - 3.6%
California Housing Finance Agency Rev. (Home Mortgage), “E”, 4.75%, 2030	$305,000	$303,765
California Housing Finance Agency Rev. (Home Mortgage), “K”, 5.3%, 2023	255,000	263,252
California Housing Finance Agency Rev. (Home Mortgage), “L”, 5.45%, 2033	555,000	565,173
California Housing Finance Agency Rev. (Home Mortgage), “L”, FNMA, 5.5%, 2038	110,000	111,205

		$1,243,395
Solid Waste Revenue - 1.5%
Salinas Valley, CA, Solid Waste Authority Rev., AMBAC, 5.125%, 2022	$500,000	$501,580

State & Agency - Other - 1.4%
Sacramento County, CA, Public Facilities Project, COP, AMBAC, 4.75%, 2027	$500,000	$499,970

State & Local Agencies - 17.3%
California Public Works Board Lease Rev. (Judicial Council Projects), “A”, 5%, 2028	$380,000	$422,036
Compton, CA, Public Finance Authority, AMBAC, 5%, 2032	500,000	372,800
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., FGIC, 5%, 2035	255,000	265,427
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., BHAC, 5%, 2038	1,000,000	1,038,920
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, FGIC, 5%, 2038	1,000,000	1,042,070
Los Angeles County, CA, Schools Regionalized Business Service Corp., Pooled Financing, Capital Appreciation, “A”, AMBAC, 0%, 2018	2,020,000	1,678,034

Portfolio of Investments (unaudited) – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
State & Local Agencies - continued
Los Angeles County, CA, Schools Regionalized Business Service Corp., Pooled Financing, Capital Appreciation, “A”, AMBAC, 0%, 2023	$1,220,000	$757,376
Los Angeles, CA, Municipal Improvement Corp. Lease Rev., “B”, ASSD GTY, 5.5%, 2030	390,000	450,044

		$6,026,707
Tax Assessment - 13.2%
Dana Point, CA, Community Facilities District, Special Tax, “2006-1”, 4.625%, 2043	$145,000	$142,554
Fontana, CA, Public Finance Authority, Tax Allocation Rev. (Sub Lien North Fontana Redevelopment), “A”, AMBAC, 5%, 2029	1,000,000	1,024,810
Fullerton, CA, Community Facilities District, Special Tax (Amerige Heights), 5%, 2032	155,000	164,161
Huntington Beach, CA, Community Facilities District, Special Tax (Grand Coast Resort), “2000-1”, 6.45%, 2031	100,000	100,272
Huntington Park, CA, Public Financing Authority Rev., “A”, AGM, 5.25%, 2019	500,000	532,670
Irvine, CA, Limited Obligation Improvement (Reassessment District #12-1), 4%, 2022	115,000	125,577
Irvine, CA, Limited Obligation Improvement (Reassessment District #12-1), 5%, 2023	60,000	69,463
Sacramento, CA, City Financing Authority, Special Tax Rev. (Westlake and Regency Park), “A”, AGM, 5%, 2027	65,000	70,305
San Diego, CA, Community Facilities District No. 3, Special Tax, 5%, 2036	160,000	167,970
San Diego, CA, Redevelopment Agency, Tax Allocation (Centre City), “A”, AMBAC, 5.25%, 2025	500,000	525,135
San Dieguito, CA, Public Facilities Authority, ‘‘A’’, AMBAC, 5%, 2032	500,000	516,235
San Francisco, CA, City & County Redevelopment Successor Agency, Community Facilities District No. 6 (Mission Bay South Public Improvements), “A”, 5%, 2030	165,000	181,253
San Francisco, CA, City & County Redevelopment Successor Agency, Community Facilities District No. 6 (Mission Bay South Public Improvements), “A”, 5%, 2033	130,000	140,364
San Jose, CA, Redevelopment Agency, Tax Allocation (Merged Area Redevelopment Project), “C”, NATL, 4.25%, 2030	900,000	833,580

		$4,594,349
Tobacco - 4.4%
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.125%, 2047	$1,000,000	$872,420
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 2047	715,000	668,654

		$1,541,074

Portfolio of Investments (unaudited) – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Toll Roads - 0.7%
Foothill/Eastern Corridor Agency, CA, Toll Road Rev., NATL, 5.125%, 2019	$250,000	$250,400

Transportation - Special Tax - 3.3%
Commonwealth of Puerto Rico Highway & Transportation Authority, Highway Rev., “Y”, AGM, 5.5%, 2016 (c)	$450,000	$518,958
San Francisco, CA, Bay Area Rapid Transit District, Sales Tax Rev., “A”, 5%, 2036	220,000	249,110
San Francisco, CA, Municipal Transportation Agency Rev., “B”, 5%, 2037	335,000	368,560

		$1,136,628
Universities - Colleges - 7.5%
California Educational Facilities Authority Rev. (Dominican University of California), 5%, 2025	$120,000	$126,914
California Educational Facilities Authority Rev. (University of San Francisco), 6.125%, 2030	285,000	345,007
California Municipal Finance Authority Rev. (Biola University), 5%, 2038	250,000	272,283
California Public Works Board Lease Rev. (The Regents of the University of California), 5%, 2028	375,000	438,180
California State University Rev., “A”, 5%, 2024	370,000	433,603
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.875%, 2043	230,000	228,213
University Enterprises, Inc. (Auxiliary Organization), “A”, FGIC, 4.375%, 2030	500,000	500,355
University of California Rev., “G”, 4%, 2029	265,000	275,510

		$2,620,065
Universities - Secondary Schools - 1.4%
California Statewide Communities Development Authority, School Facility Rev. (Alliance for College-Ready Public Schools), “A”, 6.1%, 2032	$150,000	$156,890
California Statewide Communities Development Authority, School Facility Rev. (Alliance for College-Ready Public Schools), “A”, 6.375%, 2047	315,000	329,418

		$486,308
Utilities - Cogeneration - 0.9%
California Pollution Control Financing Authority, Water Furnishing Rev. (Poseidon Resources Desalination Project), 5%, 2045	$305,000	$305,430

Portfolio of Investments (unaudited) – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Utilities - Municipal Owned - 9.7%
California Department of Water Resources, Power Supply Rev., “L”, 5%, 2019	$805,000	$971,233
California Department of Water Resources, Power Supply Rev., “N”, 5%, 2020	205,000	250,692
Northern California Power Agency, Capital Facilities Rev., “A”, 5.25%, 2024	390,000	436,328
Sacramento, CA, Municipal Utility District Rev., “U”, AGM, 5%, 2019	750,000	883,568
Sacramento, CA, Municipal Utility District Rev., “X”, 5%, 2025	370,000	429,515
Vernon, CA, Electric System Rev., “A”, 5.5%, 2041	370,000	397,780

		$3,369,116
Utilities - Other - 2.8%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 2039	$245,000	$322,087
Southern California Public Power Authority (Natural Gas Project No. 1), “A”, 5%, 2033	585,000	654,697

		$976,784
Water & Sewer Utility Revenue - 16.3%
Atwater, CA, Public Financing Authority Wastewater Rev., ASSD GTY, 5%, 2034	$500,000	$499,335
Bay Area, CA, Water Supply & Conservation Agency, “A”, 5%, 2034	225,000	257,263
California Department of Water Resources (Center Valley Project), “A-E”, 5%, 2028	500,000	580,420
Chino Basin, CA, Regional Financing Authority Rev. (Inland Empire Utilities Agency), “A”, AMBAC, 5%, 2038 (f)	1,000,000	1,098,830
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.75%, 2037	110,000	112,175
Escondido CA, Joint Powers Financing Authority Rev. (Water System Financing), 5%, 2041	460,000	498,203
Los Angeles, CA, Department of Water & Power Waterworks Rev., “C”, NATL, 5%, 2029	500,000	525,805
Madera, CA, Irrigation Financing Authority Rev., 6.5%, 2040	440,000	498,388
Norco, CA, Financing Authority Enterprise Rev., AGM, 5.625%, 2039	215,000	232,836
San Francisco, CA, City & County Public Utilities Commission Water Rev., “A”, 5.25%, 2031	335,000	383,237
Sonoma County, CA, Water Agency Rev., “A”, AGM, 5%, 2036	600,000	627,054
Southern California Metropolitan Water District Rev., “A”, 5%, 2028	325,000	373,022

		$5,686,568
Total Municipal Bonds (Identified Cost, $54,777,490)		$58,299,211

Portfolio of Investments (unaudited) – continued

Money Market Funds - 1.7%
Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value (v)	600,579	$600,579
Total Investments (Identified Cost, $55,378,069)		$58,899,790

Other Assets, Less Liabilities - 1.0%		365,139
VMTPS, at liquidation value (issued by the fund) - (70.1)%		(24,425,000)
Net Assets applicable to common shares - 100.0%		$34,839,929

(c)	Refunded bond.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
VMTPS	Variable Rate Municipal Term Preferred Shares

Insurers
AGM	Assured Guaranty Municipal
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
BHAC	Berkshire Hathaway Assurance Corp.
CALHF	California Housing Finance Agency
FGIC	Financial Guaranty Insurance Co.
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.

Derivative Contracts at 5/31/13

Futures Contracts Outstanding at 5/31/13

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	4	$560,125	September - 2013	$2,654
U.S. Treasury Note 10 yr (Short)	USD	20	2,584,375	September - 2013	3,836

					$6,490

At May 31, 2013, the fund had liquid securities with an aggregate value of $40,657 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/13 (unaudited)

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $54,777,490)	$58,299,211
Underlying affiliated funds, at cost and value	600,579
Total investments, at value (identified cost, $55,378,069)	$58,899,790
Receivables for
Daily variation margin on open futures contracts	7,188
Interest	758,501
Deferred VMTPS offering costs	55,474
Receivable from investment adviser	8,532
Other assets	10,063
Total assets	$59,739,548
Liabilities
Payables for
Investments purchased	$388,823
Interest expense	29,525
Payable for transfer agent and dividend disbursing costs	69
Payable for independent Trustees’ compensation	1,237
Accrued expenses and other liabilities	54,965
VMTPS, at liquidation value	24,425,000
Total liabilities	$24,899,619
Net assets applicable to common shares	$34,839,929
Net assets consist of
Paid-in capital – common shares	$40,369,906
Unrealized appreciation (depreciation) on investments	3,528,211
Accumulated net realized gain (loss) on investments	(9,159,971)
Undistributed net investment income	101,783
Net assets applicable to common shares	$34,839,929
VMTPS, at liquidation value (977 shares of Series 2016/9 issued and outstanding at $25,000 per share)	24,425,000
Net assets including VMTPS	$59,264,929
Common shares of beneficial interest issued and outstanding	2,786,238
Net asset value per common share (net assets of $34,839,929 / 2,786,238 shares of beneficial interest outstanding)	$12.50

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Six months ended 5/31/13 (unaudited)

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$1,329,483
Dividends from underlying affiliated funds	351
Total investment income	$1,329,834
Expenses
Management fee	$194,382
Transfer agent and dividend disbursing costs	3,160
Administrative services fee	9,346
Independent Trustees’ compensation	5,647
Stock exchange fee	7,478
Custodian fee	5,391
Shareholder communications	10,329
Audit and tax fees	37,465
Legal fees	349
Amortization of VMTPS offering costs	8,160
Interest expense	168,338
Miscellaneous	27,188
Total expenses	$477,233
Fees paid indirectly	(6)
Reduction of expenses by investment adviser	(59,545)
Net expenses	$417,682
Net investment income	$912,152
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$139,424
Futures contracts	63,775
Net realized gain (loss) on investments	$203,199
Change in unrealized appreciation (depreciation)
Investments	$(1,760,965)
Futures contracts	11,920
Net unrealized gain (loss) on investments	$(1,749,045)
Net realized and unrealized gain (loss) on investments	$(1,545,846)
Change in net assets from operations	$(633,694)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Change in net assets	Six months ended 5/31/13 (unaudited)	Year ended 11/30/12
From operations
Net investment income	$912,152	$1,946,901
Net realized gain (loss) on investments	203,199	322,804
Net unrealized gain (loss) on investments	(1,749,045)	5,011,105
Distributions declared to shareholders of ARPS	—	(47,375)
Change in net assets from operations	$(633,694)	$7,233,435
Distributions declared to shareholders
From net investment income	$(835,871)	$(1,997,500)
Share transactions applicable to common and preferred shares
Net asset value of shares issued to common shareholders in reinvestment of distributions	$—	$7,219
Net increase resulting from the tender and repurchase of ARPS	—	1,221,250
Change in net assets from fund share transactions	$—	$1,228,469
Total change in net assets	$(1,469,565)	$6,464,404
Net assets applicable to common shares
At beginning of period	36,309,494	29,845,090
At end of period (including undistributed net investment income of $101,783 and $25,502, respectively)	$34,839,929	$36,309,494

See Notes to Financial Statements

Financial Statements

STATEMENT OF CASH FLOWS

Six months ended 5/31/13 (unaudited)

This statement provides a summary of cash flows from investment activity for the fund.

Cash flows from operating activities:
Change in net assets from operations	$(633,694)
Adjustments to reconcile change in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(3,530,094)
Proceeds from disposition of investment securities	2,487,171
Proceeds from futures contracts	63,775
Proceeds from disposition of short-term investments, net	1,001,153
Realized gain/loss on investments	(139,424)
Realized gain/loss on futures contracts and swap agreements	(63,775)
Unrealized appreciation/depreciation on investments	1,760,965
Net amortization/accretion of income	(37,764)
Increase in interest and dividends receivable	(17,908)
Decrease in accrued expenses and other liabilities	(27,200)
Increase in receivable for daily variation margin on open futures contracts	(7,188)
Increase in receivable from investment adviser	(1,069)
Decrease in payable for daily variation margin on open futures contracts	(2,813)
Increase in other assets	(7,911)
Net cash provided by operating activities	$844,224
Cash flows from financing activities:
Decrease in deferred VMTPS offering costs	4,461
Cash distributions paid on common shares	(835,858)
Decrease in payable for VMTPS offering costs	(5,046)
Decrease in payable for ARPS tender and repurchase costs	(8,367)
Increase in payable for interest expense	586
Net cash used by financing activities	$(844,224)
Cash:
Beginning of period	$—
End of period	$—

Supplemental disclosure of cash flow information:

Cash paid during the six months ended May 31, 2013 for interest was $167,752.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the semiannual period and the past 5 fiscal years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Six months ended 5/31/13 (unaudited)		Years ended 11/30
Common Shares			2012	2011	2010	2009	2008

Net asset value, beginning of period	$13.03		$10.71	$10.48	$10.66	$9.35	$13.53
Income (loss) from investment operations
Net investment income (d)	$0.33		$0.70	$0.79	$0.86	$0.86	$0.91
Net realized and unrealized gain (loss) on investments	(0.56)		1.92	0.26	(0.18)	1.26	(4.18)
Distributions declared to shareholders of ARPS	—		(0.02)	(0.03)	(0.04)	(0.06)	(0.31)
Total from investment operations	$(0.23)		$2.60	$1.02	$0.64	$2.06	$(3.58)
Less distributions declared to shareholders
From net investment income	$(0.30)		$(0.72)	$(0.79)	$(0.82)	$(0.75)	$(0.60)
Net increase resulting from tender and repurchase of ARPS	$—		$0.44	$—	$—	$—	$—
Net asset value, end of period (x)	$12.50		$13.03	$10.71	$10.48	$10.66	$9.35
Market value, end of period	$11.21		$12.71	$10.99	$10.75	$10.72	$8.39
Total return at market value (%) (p)	(9.58	)(n)	22.84	10.44	7.87	37.90	(23.86)
Total return at net asset value (%) (j)(r)(s)(x)	(1.65	)(n)	29.22 (y)	10.40	5.75	23.05	(26.95)
Ratios (%) (to average net assets applicable to common shares) and Supplemental data:
Expenses before expense reductions (f)(p)	2.69	(a)	2.40	2.01	1.86	2.25	2.05
Expenses after expense reductions (f)(p)	2.36	(a)	1.94	1.49	1.44	1.49	1.29
Net investment income (p)	5.15	(a)	5.88	7.78	7.85	8.41	7.49
Portfolio turnover	4	(n)	19	40	21	20	26
Net assets at end of period (000 omitted)	$34,840		$36,309	$29,845	$29,178	$29,638	$25,992

Financial Highlights – continued

	Six months ended 5/31/13 (unaudited)		Years ended 11/30
			2012	2011	2010	2009	2008

Supplemental Ratios (%):
Ratio of expenses to average net assets applicable to common shares after expense reductions and excluding interest expense (f)(l)(p)	1.40	(a)	1.40	N/A	N/A	N/A	N/A
Ratio of expenses to average net assets applicable to common shares, ARPS, and VMTPS after expense reductions and excluding interest expense (f)(l)(p)	0.83	(a)	0.81	0.80	0.80	0.80	0.75
Net investment income available to common shares	5.15		5.73	7.51	7.52	7.83	4.93
Senior Securities:
ARPS	—		—	978	978	978	978
VMTPS	977		977	—	—	—	—
Total preferred shares outstanding	977		977	978	978	978	978
Asset coverage per preferred share (k)	$60,660		$62,164	$55,516	$54,834	$55,305	$51,576
Involuntary liquidation preference per preferred share (m)	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Average market value per preferred share (m)(u)	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(k)	Calculated by subtracting the fund’s total liabilities (not including liquidation preference of ARPS or VMTPS) from the fund’s total assets and dividing this number by the total number of preferred shares outstanding.
(l)	For the year ended November 30, 2012, the expense ratio excludes interest expense paid to shareholders of VMTPS and fees and expenses related to the tender and repurchase of the fund’s ARPS.
(m)	Amount excludes accrued unpaid distributions on ARPS and accrued interest on VMTPS.
(n)	Not annualized.
(p)	For the years ended November 30, 2008 through November 30, 2012, the ratio excludes dividend payment on ARPS.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(u)	Average market value represents the approximate fair value of each of the fund’s ARPS and VMTPS.
(x)	The net asset values per share and total returns at net asset value per share have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes
(y)	Included in the total return at net asset value for the year ended November 30, 2012 is the impact of the tender and repurchase by the fund of a portion of its ARPS at 95% of the ARPS’ per share liquidation preference. Had this transaction not occurred, the total return at net asset value for the year ended November 30, 2012 would have been lower by 3.34%.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(unaudited)

(1) Business and Organization

MFS California Municipal Fund (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and the fund may be required to issue Forms 1099-DIV.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets

Notes to Financial Statements (unaudited) – continued

forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the

Notes to Financial Statements (unaudited) – continued

fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts. The following is a summary of the levels used as of May 31, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$58,299,211	$—	$58,299,211
Mutual Funds	600,579	—	—	600,579
Total Investments	$600,579	$58,299,211	$—	$58,899,790

Other Financial Instruments
Futures Contracts	$6,490	$—	$—	$6,490

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Interest Rate	Interest Rate Futures	$6,490

Notes to Financial Statements (unaudited) – continued

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the six months ended May 31, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$63,775

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the six months ended May 31, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$11,920

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been segregated to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Notes to Financial Statements (unaudited) – continued

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Statement of Cash Flows – Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and does not include any short term investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Notes to Financial Statements (unaudited) – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the six months ended May 31, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, non-deductible expenses, and the treatment of VMTPS as equity for tax purposes.

The tax character of distributions made during the current period will be determined at fiscal year end. The tax character of distributions declared to shareholders for the last fiscal year is as follows:

11/30/12
Ordinary income (including any short-term capital gains)	$10,841
Tax-exempt income	2,105,971
Total distributions	$2,116,812

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/13
Cost of investments	$55,197,157
Gross appreciation	4,050,666
Gross depreciation	(348,033)
Net unrealized appreciation (depreciation)	$3,702,633

Notes to Financial Statements (unaudited) – continued

As of 11/30/12
Undistributed ordinary income	5,886
Undistributed tax-exempt income	49,176
Capital loss carryforwards	(9,479,547)
Post-October capital loss deferral	(16,510)
Other temporary differences	(29,560)
Net unrealized appreciation (depreciation)	5,410,143

The aggregate cost above includes prior fiscal year end tax adjustments, if applicable.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after November 30, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses’). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses’). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of November 30, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

11/30/15	$(820,932)
11/30/16	(4,230,528)
11/30/17	(3,006,395)
11/30/18	(696,235)
11/30/19	(725,457)
Total	$(9,479,547)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets (including the value of the variable rate municipal term preferred shares).

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses other than preferred shares service fees such that total fund operating expenses do not exceed 0.80% annually of the fund’s average daily net assets (including the value of the variable rate municipal term preferred shares). This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2014. For the six months ended May 31, 2013, this reduction amounted to $59,488 and is reflected as a reduction of total expenses in the Statement of Operations.

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund’s common shares. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the six months ended May 31, 2013, these fees paid to MFSC amounted to $84.

Notes to Financial Statements (unaudited) – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets (including the value of the variable rate municipal term preferred shares). The administrative services fee incurred for the six months ended May 31, 2013 was equivalent to an annual effective rate of 0.0313% of the fund’s average daily net assets (including the value of the variable rate municipal term preferred shares).

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Deferred Trustee Compensation – Prior to MFS’ appointment as investment adviser to the fund, the fund’s former independent Trustees participated in a Deferred Compensation Plan (the “Former Colonial Trustees Plan” or “Plan”). The fund’s current independent Trustees are not allowed to defer compensation under the Former Colonial Trustees Plan. Amounts deferred under the Plan are invested in shares of certain non-MFS funds selected by the former independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in “Other assets” and “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities is $956 of deferred Trustees’ compensation. There is no current year expense associated with the Former Colonial Trustees Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the six months ended May 31, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $135 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $57, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

Notes to Financial Statements (unaudited) – continued

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $3,570,800 and $2,487,171, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The fund reserves the right to repurchase shares of beneficial interest of the fund subject to Trustee approval. During the six months ended May 31, 2013 and the year ended November 30, 2012, the fund did not repurchase any shares. Other transactions in fund shares were as follows:

	Six months ended 5/31/13		Year ended 11/30/12
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions	—	$—	604	$7,219

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the six months ended May 31, 2013, the fund’s commitment fee and interest expense were $101 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,001,732	3,272,673	(3,673,826)	600,579

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$351	$600,579

(8) Preferred Shares

On August 9, 2012, the fund announced a tender offer for all of its outstanding Auction Rate Preferred Shares (ARPS) at a price equal to 95% of the ARPS’ per share

Notes to Financial Statements (unaudited) – continued

liquidation preference of $25,000, or $23,750 per share, plus any unpaid dividends accrued through the expiration date of the tender offer. The tender offer expired on September 12, 2012, and the fund accepted for repurchase 977 ARPS, series TH (approximately 99.8% of the fund’s then outstanding ARPS) with an aggregate liquidation preference of $24,425,000 for an aggregate price of $23,203,750. To finance the ARPS tender offer, the fund issued in a private placement 977 shares of a new type of preferred shares, Variable Rate Municipal Term Preferred Shares (VMTPS), each with a liquidation preference of $25,000 per share, for an aggregate price of $24,425,000. The outstanding VMTPS are redeemable at the option of the fund in whole or in part at the liquidation preference of $25,000 per share, plus accumulated and unpaid dividends, but generally solely for the purpose of decreasing the leverage of the fund. The VMTPS are subject to a mandatory term redemption date of September 30, 2016 unless extended through negotiation with the private investors. Dividends on the VMTPS are cumulative and are set weekly to a fixed spread against the Securities Industry and Financial Markets Association Municipal Swap Index. The average annualized dividend rate on the fund’s VMTPS from the date of initial issuance through May 31, 2013 was 1.38%. The total liquidation preference of the fund’s outstanding preferred shares, comprised of untendered ARPS and VMTPS, remained unchanged as a result of the ARPS tender and VMTPS issuance. The difference between the liquidation preference of the ARPS and the actual purchase price of the tendered ARPS (i.e. the 5% discount on the per share liquidation preference of the tendered ARPS), was recognized by the fund in the Statements of Changes in Net Assets as an increase in net assets applicable to common shares resulting from the tender and the repurchase of the ARPS by the fund.

Following the ARPS tender, the fund had one remaining ARPS outstanding, and the fund subsequently determined to redeem the sole remaining ARPS on November 20, 2012, for its liquidation preference of $25,000 plus any accumulated but unpaid dividends. Thus, the fund currently has only one type of preferred shares outstanding, the VMTPS.

In the fund’s Statement of Assets and Liabilities, the VMTPS aggregate liquidation preference is shown as a liability since they have a stated mandatory redemption date. Dividends paid to VMTPS are treated as interest expense and recorded as incurred. For the six months ended May 31, 2013, interest expense related to VMTPS amounted to $168,338 and is included in “Interest expense” in the Statement of Operations. Costs directly related to the issuance of the VMTPS are considered debt issuance costs which have been deferred and are being amortized into expense over the life of the VMTPS. The period-end carrying value for the VMTPS in the fund’s Statement of Assets and Liabilities is its liquidation value which approximates its fair value. If the VMTPS were carried at fair value, its fair value would be considered level 2 under the fair value hierarchy disclosure.

Under the terms of a purchase agreement between the fund and the investor in VMTPS, there are investment-related requirements that are in various respects more restrictive than those to which the fund is otherwise subject in accordance with its investment objectives and policies, and may limit the investment flexibility that might otherwise be pursued by the fund if the VMTPS were not outstanding.

Notes to Financial Statements (unaudited) – continued

The fund is required to maintain certain asset coverage with respect to the VMTPS as defined in the fund’s By-Laws and the Investment Company Act of 1940 and, as such, is not permitted to declare common share dividends unless the fund’s VMTPS have a minimum asset coverage ratio of 200% after declaration of the common share dividends. With respect to the payment of dividends and as to the distribution of assets of the fund, VMTPS are senior in priority to the fund’s outstanding common shares. To the extent that investments are purchased by the fund with proceeds from the issuance of VMTPS, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund.

As of May 31, 2013, the fund had issued and outstanding 977 VMTPS, series 2016/9.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the MFS California Municipal Fund:

We have reviewed the accompanying statement of assets and liabilities of the MFS California Municipal Fund (the Fund), including the portfolio of investments, as of May 31, 2013, and the related statements of operations, changes in net assets, cash flows, and financial highlights for the six-month period ended May 31, 2013. These interim financial statements and financial highlights are the responsibility of the Fund’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements and financial highlights for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets for the year ended November 30, 2012, and the financial highlights for each of the five years in the period ended November 30, 2012, and in our report dated January 15, 2013, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Boston, Massachusetts

July 17, 2013

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Closed-End Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2012 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the Fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Closed-End Funds” in the “Products” section of mfs.com.

CONTACT US

TRANSFER AGENT, REGISTRAR, AND

DIVIDEND DISBURSING AGENT

CALL

1-800-637-2304

9 a.m. to 5 p.m. Eastern time

WRITE

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

NYSE MKT Symbol: CCA

ITEM 2.	CODE OF ETHICS.

During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for semi-annual reports.

ITEM 6.	SCHEDULE OF INVESTMENTS.

A schedule of investments for each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for semi-annual reports.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There were no changes during this period.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS California Municipal Fund
Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
12/01/12-12/31/12	0	N/A	0	278,582
1/01/13-1/31/13	0	N/A	0	278,582
2/01/13-2/28/13	0	N/A	0	278,582
3/01/13-3/31/13	0	N/A	0	278,623
4/01/13-4/30/13	0	N/A	0	278,623
5/01/13-5/31/13	0	N/A	0	278,623

Total	0		0

Note: The Board of Trustees approves procedures to repurchase shares annually. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on March 1st of each year. The programs conform to the conditions of Rule 10b-18 of the Securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (March 1 through the following February 28) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (March 1). The aggregate number of shares available for purchase for the March 1, 2013 plan year is 278,623.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Agreement and Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS CALIFORNIA MUNICIPAL FUND

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: July 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: July 17, 2013

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: July 17, 2013

*	Print name and title of each signing officer under his or her signature.